SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2005
Insignia Solutions plc
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)
(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On December 5, 2005, Insignia Solutions plc (the “Registrant”) entered into an employment offer letter with John Davis for the position of Vice President of Finance and Chief Financial Officer of the Registrant. The offer letter provides that Mr. Davis will be entitled to cash compensation of $16,666.67 per month and will be eligible for bonuses totaling $10,000 per quarter, with bonus goals subject to approval of the Compensation Committee of the Registrant’s Board of Directors. Subject to approval by the Registrant’s Board of Directors, Mr. Davis will be granted a stock option to purchase 400,000 shares of the Registrant’s ordinary shares, which option will become fully vested in the event of Mr. Davis’ employment termination or demotion subsequent to a change of control of the Registrant. Mr. Davis’ offer letter also provides that in the event that his employment is terminated or he is demoted as a result of a change of control of the Registrant, he will be entitled to receive six months pay.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     (b) On November 30, 2005, Richard Noling completed his anticipated term as Interim Chief Financial Officer of the Registrant.
     (c) On November 23, 2005, the Registrant’s Board of Directors appointed John Davis, age 50, as the Chief Financial Officer of the Registrant, effective as of December 8, 2005. Prior to joining the Registrant, Mr. Davis served as Chief Financial Officer of Wherify Wireless, Inc. from July 2005 to December 2005. From July 2004 to July 2005, Mr. Davis was the Chief Financial Officer of Wherify California, a subsidiary of Wherify Wireless, Inc. From September 1998 to January 2004, Mr. Davis served as Chief Operating Officer and Chief Financial Officer for ConnectCom Solutions, Inc. From 1997 to 1998, he served as Vice President and Corporate Controller for Southwall Technologies Inc. Mr. Davis is a certified public accountant and holds a B.S. in Accounting and a Masters degree in Business Administration.
     The terms of Mr. Davis’ employment offer letter are described in Item 1.01 of this report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Exhibit Title
10.01	Employment offer letter between the Registrant and John Davis dated November 21, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Solutions plc
Date: December 12, 2005	By:	/s/ Mark McMillan
Mark McMillan
President and Chief Executive Officer

Exhibit List

Exhibit No.	Exhibit Title
10.01	Employment offer letter between the Registrant and John Davis dated November 21, 2005.